SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 20, 2003


           Lehman ABS Corporation, on behalf of:
           Corporate Backed Trust Certificates, Series 2001-17 Trust
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           (Exact Name of Registrant as Specified in Charter)

         Delaware                 333-100485                 13-3447441
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(State of Incorporation)         (Commission              (I.R.S. Employer
                                 File Number)             Identification No.)


745 Seventh Avenue
New York, New York                                             10019
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(Address of Principal Executive Offices)                    (Zip Code)

      Registrant's Telephone Number, including area code: (212) 526-7000

                                Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 2.   Acquisition or Disposition of Assets.
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     This current report on Form 8-K relates to a distribution in-kind to be made to Certificateholders of securities held by the Corporate Backed Trust Certificates Series 2001-17 Trust. Specific information with respect to the distribution is included in the Notice filed as Exhibit 20.1 hereto.



ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                  Description
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        20.1             Notice letter from U.S. Bank Trust National
                         Association regarding the Corporate Backed Trust Certificates Series 2001-17 Trust.


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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LEHMAN ABS CORPORATION


                                         By:   /s/ Rene Canezin
                                              --------------------------------
                                              Name:  Rene Canezin
                                              Title: Senior Vice President


May 20, 2003


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


INDEX TO EXHIBITS
   Exhibit No.                          Description
   -----------                          -----------

     20.1 Notice letter from U.S. Bank Trust National Association regarding the Corporate Backed Trust Certificates Series 2001-17 Trust.


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